Snap Interactive, Inc. (OTCBB: STVI)

Investor Presentation

May 1, 2013

Disclaimer

This presentation is for discussion purposes only. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to Snap Interactive, Inc. ("SNAP" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. In some cases, you can identify these statements by words such as "may", "might", "will", "should", "expect", "plan", "anticipate", "believe", "estimate", "predict", "optimistic", "potential", "future" or "continue", and variations of such words and other comparable terminology. All forward-looking statements speak only as of the date on which they are made. Readers are specifically directed to the Company's filings with the Securities and Exchange Commission for a description of certain risks, uncertainties and assumptions and to the discussion under "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. These risks and uncertainties, as well as other risks and uncertainties of which the Company is not aware of or which the Company does not currently believe to be material, may cause actual future results to be materially different than those expressed by these forward looking statements. In addition, there can be no assurance that actual results will meet expectations and actual results could differ materially because of factors such as:

- The Company's future growth and ability to obtain additional financing to implement the Company's growth strategy;
- The Company's ability to anticipate and respond to changing consumer trends and preferences;
- The reliance on a limited number of third party platforms to run the Company's application;
- The intense competition in the online dating marketplace;
- The success of the redesigned AYI brand and product;
- The success of new features on AYI; and
- The effect of new features and branding on user engagement and conversion.

The Company's actual results, performance and achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed herein, except to the extent required by applicable securities laws.

AYI's Vision



To enrich people's lives, by making it fun and easy to meet new people by integrating your friends and interests to connect people in a meaningful way.

Today We'll Touch Upon…

1. SNAP's background & industry trends
2. The problem in online dating
3. Our solution & what makes us unique
4. Financials
5. SNAP's 2013 objectives & recent updates

About SNAP & Industry Trends

About SNAP

- Ticker: STVI – Trades on OTCBB
- Founded in 2005
- $750,000 raised through 2007 and $8.5 Million in 2011
- Located in New York City, with ~50 full-time employees
- Ranked the 36th Fastest Growing Company in North America on Deloitte's 2012 Technology Fast 500: 4,412% Revenue Growth from 2007-2011 (from $425K to $19.2MM)
- Core Product: AYI - Multi-platform social dating application for Facebook, iPhone, Android, Web and mobile web
- ~50% of Snappers are engineers

About SNAP

- Shares outstanding – March 31, 2013:
  - 38,932,826
- Insider holdings – March 31, 2013:
  - 24,971,956 (64%)
  - Includes founders, family and current employees
- Institutional Holdings:
  - Manulife Asset Management (US) LLC
  - 2,000,000 shares(1)
- Market Cap @ April 30, 2013 ($0.615/share)
  - Approximately $23.9 million
  - Approximately 1.2x 2012 Revenue

Source: 13G Filing (02/13/2013)

AYI



are you interested?
Browse
Fave Her
Skip
FAVE
SKIP

AYI is a fully integrated social dating site with a stand-alone website, iPhone, Android, Mobile web, and Facebook Application

Not actual profiles of members. All trademarks are property of their respective owners.

AYI's Vital Stats

- Scale of Social & Interest Graphs - Over 20 million Facebook connected profiles and 84K active subscribers[2]
- 3.1MM[1] Monthly Active Users (MAUs)
- 15th highest grossing app in the iTunes App Store under the U.S. Social Networking category[3]

(1) Facebook Insights 04/28/2013.
(2) Snap internal data, 04/30/2013.
(3) iTunes, 04/30/2013.

Favorable Industry Trends

Social Media Growth

- Social media users have grown to represent 44% of all Internet users and continue to grow [(1)]



Social Media Market Revenue, Worldwide, 2010-2015
(Millions of Dollars) (1)
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2010 – 2015
CAGR = 32%
2010
2011
2012
2013
2014
2015

Global revenue from social media—composed of advertising, games & subscription revenue—will grow at a CAGR of 32%, from $7.2B in 2010 to $29B in 2015 [(1)]

1: Gartner Forecast: Social Media Revenue, Worldwide, 2010-2015, 9/23/11.

Mobile Dating Growth



Total Revenue from Downloads ($Bn)
60
45
30
15
0
2010-2015
CAGR = 67%
$52.3
$4.0
2010
2015

Source: Gartner Forecast: Mobile Applications, Worldwide, 2010-2015

- From 2010 to 2015, revenue from mobile downloads expected to grow at a 67% CAGR.
- The mobile dating market expected to increase from $1 Billion in 2012 to $2.3 Billion in 2016, according to Juniper Research.

The Problems With Online Dating



Little Innovation

- Online dating has changed very little in 15 years
- Large players have little motivation to innovate
- Networks Effects: Scale is everything - high barriers to entry make it very expensive for new entrants

Interesting Online Dating Stats



APPROXIMATELY ONLY
1 IN 5
REPORT USING AN ONLINE DATING SITE
ONLINE
REALITY
58%
HAVE GONE ON A DATE WITH SOMEONE WHO LIED ON THEIR PROFILE
51%
REPORT HAVING 'BAD EXPERIENCES' WHILE ONLINE DATING
70% OF WOMEN PREFER TO HAVE A FRIEND IN COMMON WHEN DATING SOMEONE THEY MET ONLINE
Having a mutual friend in common enables them to learn about the person in advance, which ensures authenticity.

Source: The poll results are some of the findings of an Ipsos poll conducted from March 12 – March 18, 2013. For the survey, a national sample of 3,016 adults aged 18 and older from Ipsos' U.S. online panel were interviewed online.

As A Result…

The Online Dating Industry is Ripe for Disruption & Innovation

It's Happening Everywhere Else…

Disruption is occurring in most verticals already


"Life moves pretty fast.
If you don't stop and
look around once in a
while, you could miss it."

The Interest & Social Graph Has Disrupted Several Verticals

- Professional Networking
- Gaming
- Commerce
- Movies & Video
- News
- Dating (AYI?)

How Is AYI Solving the Problem?

AYI's Vision



To enrich people's lives, by making it fun and easy to meet new people by integrating your friends and interests to connect people in a meaningful way.

Social Dating

SNAP INTERACTIVE

AYI believes that integrating your interest and social graphs will provide a better online and mobile dating experience.


KNICKS

In Other Words…

What LinkedIn has done for professional networking AYI aims to do for meeting new people.



Using Our Interest Data To Build Compelling User Experiences

1 BILLION+ PIECES OF STRUCTURED DATA ENABLES US TO PROVIDE A ROBUST RELATED INTEREST SEARCH EXPERIENCE.


ayi
are you interested?
Browse
Search
Matches
Connections
Mail
ADVANCED SEARCH
Search
Online Now
BASIC SEARCH
Age:
Distance:
FRIENDS OF FRIENDS
INTEREST SEAR
Basketball
Billy Joel
Search Results
Priority Inbox
Jessica, 29
About Me:
She Likes:
New York Knicks
Basketball
Send
Alyssa, 27
New York Jets

Source: Based upon internal usage data

Not actual profiles of members.

How Meeting Through Friends Works


are you interested?
Fave Her
Skip
Joshua
Kristen
Paul

Browse Friends of Friends


are you interested?
Fave Her
Skip
Joshua
Ask about Jen
Kristen
Paul

Ask Your Friends

Not actual profiles of members.

Is Social Dating Working?

Yes - The early data is very encouraging and suggests that dating through friends online has its benefits!

Users are connecting through friends



- 1.5 million connections* have already been made through friends

* A connection is defined as a user on AYI either faving or messaging another user.
Source: Based upon internal data from early March through late April.

Women prefer meeting through friends


WHEN THERE'S A FRIEND IN COMMON, WOMEN ARE MUCH MORE LIKELY TO CONNECT
WOMEN 40-49:
14%
MORE LIKELY TO CONNECT
WOMEN 50-64:
53%
MORE LIKELY TO CONNECT
WOMEN 65+:
129%
MORE LIKELY TO CONNECT

Source: Based upon internal data from early March through late April.

- U.S Women are 41% more likely to message a man when there is a mutual friend

Viral Growth Opportunities Through Friends



Virality

- 1,000+ users message their friends directly about a potential user on AYI daily

Source: Based upon internal data from early March through late April.

What Makes SNAP Different

What Makes SNAP Different

We are uniquely positioned to build the 'Social Dating' experience

- Scale Of Social Graph
  20 Million Facebook Connected Users with Friend of Friend Results – very costly to replicate

- Scale of Interest Graph
  1 Billion+ Pieces of Structured Interest Data

- Talent & Expertise on Social Platforms
  Launched 'AYI' on Facebook Platform in May 2007

FINANCIALS

Investment Highlights

- SNAP's business is at the core of several fast-growing, favorable industry trends:
  - Social, Mobile, Location-based & Online
- Our business has significant network effects & high barriers to entry
- Experienced management team – social media expertise
- Subscription-based model with recurring and predictable revenue and low fixed costs
- Scale of interest and social graphs is very difficult and costly for competitors to replicate

Financial Highlights (1Q 2013)

- SNAP's balance sheet position continues to be strong, with $4.5 million of overall liquidity (cash and cash equivalents plus restricted cash) and no debt
- Subscription revenues for the first quarter of 2013 were $3,427,891 down 12% from $3,908,361 for the fourth quarter of 2012 and down 39% from $5,586,038 for the first quarter of 2012
- Marketing and advertising spend was lower by 75% in the first quarter of 2013 as compared to the first quarter of 2012

Source: 8-K Earnings Release (05/01/2013)

Financial Highlights (1Q 2013)

- Bookings for the first quarter of 2013 were down only 5% from the fourth quarter of 2012
- Monthly bookings increased in both February and March 2013 from a low point in January 2013
- Monthly bookings for March 2013 increased 22% from January 2013



Monthly Bookings
$1,114,847
$1,020,942
$979,013
$907,183
$959,637
$1,104,695
October 2012
November 2012
December 2012
January 2013
February 2013
March 2013

Source: 8-K Earnings Release (05/01/2013)

Financial Highlights

Marketing & Conversion

- In 1Q of 2013, we introduced several initiatives to improve our user acquisition capabilities

  New Initiatives include:

  – Identifying new user acquisition channels off of Facebook
  – Improve our user acquisition and conversion funnels
  – Integrate new payment providers to better monetize international users

Operational Highlights (1Q 2013)

- Launched Friend of Friends & Interest Search
- Re-branded from 'AreYouInterested' to 'AYI'
- Began building native Android App

2013 Objectives

- Brand

  Build A Recognizable World Class Brand for AYI based on our unique social offerings around friends & interests

- Engagement

  Increase on-site & mobile user engagement

- Conversion

  Increase the number of subscribers

RECONCILIATION OF GAAP TO NON-GAAP RESULTS
(Unaudited)

Reconciliations of Subscription Revenue to Bookings

	Three Months Ended March 31, 2013	Three Months Ended March 31, 2012
Subscription revenue	$ 3,427,891	$ 5,586,038
Change in deferred revenue	(456,376)	291,672
Bookings	$ 2,971,515	$ 5,877,710

	March 2013	February 2013	January 2013	December 2012	November 2012	October 2012
Subscription revenue	$ 1,104,791	$ 1,131,027	$ 1,192,073	$ 1,263,304	$ 1,294,304	$ 1,350,754
Change in deferred revenue	(96)	(171,390)	(284,890)	(284,291)	(273,362)	(235,907)
Bookings	$ 1,104,695	$ 959,637	$ 907,183	$ 979,013	$ 1,020,942	$ 1,114,847

RECONCILIATION OF GAAP TO NON-GAAP RESULTS CONT'D (Unaudited)

Non-GAAP Financial Measures

We have provided non-GAAP financial information in this presentation, including bookings, to supplement the consolidated financial statements, which are prepared in accordance with generally accepted accounting principles in the United States ("GAAP"). Management uses this non-GAAP financial measure internally in analyzing our financial results to assess operational performance and to determine our future capital requirements. The presentation of this financial information, which is not prepared under any comprehensive set of accounting rules or principles, is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. We believe this non-GAAP financial measure is useful to investors because it allows for greater transparency with respect to certain key financial metrics we use in making operating decisions and because our investors use such information to help assess the health of our business.

Some limitations of bookings as a financial measure includes that:

- Bookings does not reflect that we defer and recognize revenue from subscription fees and micro-transactions over the length of the subscription term; and
- Other companies, including companies in our industry, may calculate bookings differently or choose not to calculate bookings at all, which reduces its usefulness as a comparative measure.

Because of these limitations, you should consider bookings along with other financial performance measures, including total revenues, deferred revenue, net income (loss) and our financial results presented in accordance with GAAP.

Thank You / Contact



Cliff Lerner
CEO



Jon Pedersen
CFO

clerner@snap-interactive.com

jpedersen@snap-interactive.com
(212) 967-5120 x113